UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Select Managers Small Cap Growth Fund

SEMIANNUAL REPORT November 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATIO N

Back Cover

Dreyfus Select Managers Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Select Managers Small Cap Growth Fund, covering the six-month period from June 1, 2018 through November 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Global growth trends diverged during the reporting period and markets experienced the return of volatility. While the U.S. economy continued to grow at above-trend rates and Japan rebounded briefly from a weak first quarter, the Eurozone economy began to moderate. Robust growth and strong corporate earnings continued to support U.S. stocks through much of the reporting period while stocks slipped in other developed markets. In emerging countries, markets remained under pressure as the currency crises in Turkey and Argentina led to concerns about contagion effects, adding to investors’ uneasiness.

Late in the reporting period, stocks generally sold off, in part because investors continued to be concerned about trade tensions and global growth. The sell-off partially offset U.S. gains while losses deepened in international markets. In addition, certain U.S. technology stocks, which had been enjoying a strong run, reported disappointing financial results.

Fixed income markets continued to struggle as U.S. interest rates rose; the yield on the benchmark 10-year Treasury bond breached 3.2% despite only moderate inflation. Growing investor concerns about global growth brought yields down toward the end of the reporting period.

We expect U.S. economic and earnings growth to persist over the near term, however we will continue to monitor economic data for any signs of a change in the outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2018 through November 30, 2018, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova of Bank of New York Mellon Investment Strategy and Solutions Group.

Market and Fund Performance Overview

For the six-month period ended November 30, 2018, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of -3.18%, -3.52%, -2.99%, and -2.99%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned -5.66% for the same period.2

Small-cap growth stocks lost ground over the reporting period amid pressure from trade disputes and slowing global growth rates. The fund outperformed the Index, mainly due to successful security selection in the health care and information technology sectors.

As of November 7, 2018, Stephen Kolano and Elena Goncharova became the portfolio allocation managers for the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stock of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index, the fund’s benchmark index. The fund’s portfolio is constructed to have a growth tilt. The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets.

The fund’s assets are currently allocated to six subadvisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 10% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 18% of the fund’s assets were under the management of Henderson Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 16% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth; and 25% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Positive Economic Trends in the Face of Rising Volatility

The early part of the reporting period was one of sustained strength for U.S. equities. Markets trended higher and volatility was low. Gains were largely attributable to robust corporate earnings which benefited from the tailwind of last year’s fiscal stimulus and solid economic growth. These factors overwhelmed broader concerns pertaining to higher interest rates and trade tensions. However, equity market strength proved unsustainable over the entire six months.

In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns over issues abroad in areas such as Italy, Turkey, Argentina and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets. Upward progress was no longer smooth. Tight labor markets, tightening monetary policy and the possibility of slowing growth provoked a defensive sentiment among investors. In October, markets reversed and started to move lower. Continued worries over rising interest rates, trade disputes, and falling commodity prices pressured equity markets throughout the rest of the period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selection Benefited Fund Performance

The fund’s performance compared to the Index was mainly the result of favorable stock selection by the fund’s underlying portfolio managers. Favorable sector allocations also contributed to results. Results from the health care sector proved especially beneficial, where an overweight to the sector and stock selection helped relative returns, particularly within the health care equipment and services industry. Positions in companies such as Tandem Diabetes Care and Premier were among the top contributors to overall performance. Care providers benefited from steady demand for services during the period, as did health care technology companies. An overweight to information technology along with successful stock selection within the sector also benefited performance. Corporate infrastructure spending has boosted software and services firms’ revenues. Data storage company MongoDB and cloud computing company Twilio were among the top contributors. The fund also benefited from underweights to both the energy and industrials sectors during the period.

Conversely, a few positions produced disappointing results during the reporting period. In the financials sector, exposure to regional banks proved challenging. The rising interest-rate and flattening yield-curve environment placed this area of the market under pressure. In addition, an underweight to the real estate sector hurt relative returns during the period. Real estate performed well during the six months and a lack of exposure caused a drag on returns.

A Cautious Yet Optimistic Outlook

We anticipate a continued strong economic backdrop featuring low unemployment and tight labor markets. Global growth remains stable, and monetary policies are still historically accommodative. If the U.S. Federal Reserve proceeds to tighten monetary policy, the growth rate may slow and the market will reprice given new growth prospects. However, we expect that fundamentals will remain strong and we believe growth-oriented companies can continue to benefit from that solid economic backdrop.

We will continue to monitor policy shifts and moderating growth expectations which may influence the market. Cyclical sectors such as materials, industrials, and financials may be affected by a shift to a more defensive positioning by investors. We may reduce exposure to vulnerable areas of the market as warranted by conditions.

December 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through September 30, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from June 1, 2018 to November 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.41	$10.10	$4.99	$4.69
Ending value (after expenses)	$968.20	$964.80	$970.10	$970.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.35	$5.11	$4.81
Ending value (after expenses)	$1,018.55	$1,014.79	$1,020.00	$1,020.31

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.01% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 92.9%
Automobiles & Components - 1.7%
Dorman Products	38,141	[a,b]	3,351,068
Fox Factory Holding	63,342	[a,b]	4,035,519
LCI Industries	51,837	[a]	4,011,147
Stoneridge	17,519	[b]	468,633
Visteon	7,808	[a,b]	576,387
			12,442,754
Banks - 2.8%
Axos Financial	168,293	[b]	5,250,742
BancFirst	11,788		658,006
Bank of N.T. Butterfield & Son	36,085		1,431,853
Bank OZK	114,598	[a]	3,105,605
Central Pacific Financial	27,729		777,521
Columbia Banking System	19,622		798,223
Federal Agricultural Mortgage Corp.	18,119	[a]	1,196,941
Pacific Premier Bancorp	55,003	[b]	1,697,943
Popular	17,827		1,005,443
Seacoast Banking Corporation of Florida	44,450	[a,b]	1,289,050
Texas Capital Bancshares	28,717	[b]	1,713,256
Western Alliance Bancorp	31,299	[b]	1,466,984
			20,391,567
Capital Goods - 7.4%
AAON	54,264	[a]	2,059,319
AeroVironment	8,632	[b]	661,211
Albany International	32,673		2,364,218
Allison Transmission Holdings	16,539		779,152
Astec Industries	22,660	[a]	808,282
Barnes Group	36,514		2,192,666
Beacon Roofing Supply	26,646	[b]	928,880
Chart Industries	19,190	[b]	1,219,716
Cubic	23,818		1,457,423
Donaldson	76,743		4,300,677
Encore Wire	29,483		1,472,971
EnPro Industries	20,081		1,413,301
Esterline Technologies	10,878	[b]	1,291,545
Generac Holdings	21,488	[b]	1,223,097
Harsco	126,964	[b]	3,396,287
Kennametal	28,719		1,201,029
Kratos Defense & Security Solutions	185,066	[a,b]	2,461,378
Masonite International	69,645	[b]	3,737,847
Mercury Systems	25,028	[a,b]	1,296,701
Middleby	11,559	[a,b]	1,396,212

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Capital Goods - 7.4% (continued)
MSC Industrial Direct, Cl. A	21,796		1,930,908
PGT	31,682	[b]	610,512
Proto Labs	20,116	[b]	2,588,728
RBC Bearings	35,999	[b]	5,508,567
SiteOne Landscape Supply	46,739	[a,b]	2,880,992
Timken	24,716		992,347
Trex	47,868	[b]	3,050,628
			53,224,594
Commercial & Professional Services - 3.2%
ASGN	17,911	[b]	1,240,337
Casella Waste Systems	30,871	[b]	1,007,938
CBIZ	72,042	[b]	1,519,366
Cimpress	29,670	[b]	3,579,982
Clean Harbors	16,394	[b]	1,057,905
Exponent	69,985		3,521,645
Franklin Covey	28,147	[b]	666,802
FTI Consulting	13,224	[b]	928,986
Healthcare Services Group	60,265	[a]	2,844,508
Insperity	9,604		960,784
Tetra Tech	72,227		4,402,958
The Brink's Company	15,002		1,062,442
Willdan Group	15,580	[b]	587,210
			23,380,863
Consumer Durables & Apparel - 2.0%
Acushnet Holdings	58,300	[a]	1,332,155
Callaway Golf	178,589	[a]	3,059,229
Clarus Corp.	30,452		344,717
Crocs	37,006	[b]	1,028,767
Deckers Outdoor	9,329	[b]	1,242,996
Helen of Troy	9,121	[b]	1,304,577
Malibu Boats, Cl. A	18,683	[b]	904,631
Nautilus	61,589	[a,b]	795,114
Oxford Industries	23,212	[a]	1,866,013
Skyline Champion Corp.	37,095	[a]	835,379
Steven Madden	27,589		889,193
YETI Holdings	49,813	[a]	838,851
			14,441,622
Consumer Services - 7.1%
BJ's Restaurants	20,102	[a]	1,091,941
Bright Horizons Family Solutions	44,934	[b]	5,467,569
Century Casinos	87,221	[b]	650,669
Cheesecake Factory	52,914	[a]	2,497,012
Chegg	27,774	[a,b]	776,283

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Consumer Services - 7.1% (continued)
Dave & Buster's Entertainment	125,240	[a]	7,121,146
Denny's Corp.	56,420	[b]	933,187
DineEquity	12,362	[a]	1,102,443
El Pollo Loco Holdings	67,865	[b]	1,036,299
Grand Canyon Education	29,921	[b]	3,661,134
K12	44,781	[b]	1,068,475
Papa John's International	27,002	[a]	1,295,826
Planet Fitness, Cl. A	31,204	[b]	1,723,085
Red Rock Resorts	36,657		958,947
SeaWorld Entertainment	31,304	[b]	891,538
ServiceMaster Global Holdings	23,938	[b]	1,059,735
Six Flags Entertainment	16,546	[a]	1,015,263
Strategic Education	41,377		5,647,547
Texas Roadhouse	44,924	[a]	2,966,332
Vail Resorts	14,802		4,132,422
Weight Watchers International	62,026	[a,b]	3,102,540
Wendy's	81,539	[a]	1,461,994
Wingstop	25,752		1,689,846
			51,351,233
Diversified Financials - 1.5%
Enova International	27,360	[b]	605,750
FirstCash	11,447		1,019,355
Focus Financial Partners	9,847		304,469
Green Dot, Cl. A	25,674	[b]	2,139,671
Hercules Capital	103,775		1,261,904
MarketAxess Holdings	16,313	[a]	3,551,829
Moelis & Co., Cl. A	50,614		2,045,818
			10,928,796
Energy - .6%
Forum Energy Technologies	101,440	[a,b]	678,634
Matador Resources	90,071	[a,b]	2,053,619
Oceaneering International	54,785	[a,b]	919,840
World Fuel Services	31,326		807,898
			4,459,991
Food & Staples Retailing - .5%
Chefs' Warehouse	56,760	[b]	2,163,124
Natural Grocers by Vitamin Cottage	61,720	[b]	1,168,360
			3,331,484
Food, Beverage & Tobacco - 2.8%
Farmer Brothers	36,399	[b]	886,316
Freshpet	102,021	[b]	3,366,693
Hain Celestial Group	87,050	[a,b]	1,801,935
Hostess Brands	78,514	[a,b]	914,688

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Food, Beverage & Tobacco - 2.8% (continued)
J&J Snack Foods	19,229	[a]	3,016,453
Lancaster Colony	5,591		1,008,169
Nomad Foods	126,883	[b]	2,565,574
Primo Water	32,178	[a,b]	467,225
Simply Good Foods	280,768	[b]	5,705,206
SunOpta	162,767	[b]	766,633
			20,498,892
Health Care Equipment & Services - 13.9%
Amedisys	6,135	[b]	835,894
AMN Healthcare Services	13,551	[b]	863,199
AtriCure	31,690	[b]	1,061,298
BioTelemetry	36,007	[a,b]	2,554,337
Cantel Medical	38,120		3,273,746
CryoLife	28,789	[a,b]	872,882
Encompass HealthSouth	9,896		744,278
Ensign Group	22,435		1,017,876
Evolent Health, Cl. A	96,819	[a,b]	2,488,249
Glaukos	22,119	[b]	1,457,200
Globus Medical, Cl. A	50,693	[b]	2,447,965
Haemonetics	11,829	[b]	1,269,015
HealthEquity	86,235	[a,b]	7,648,183
HealthStream	36,229		892,683
HMS Holdings	32,859	[b]	1,174,381
ICU Medical	3,830	[b]	921,077
Inogen	6,548	[a,b]	964,913
Inspire Medical Systems	24,490		1,125,071
Insulet	11,105	[a,b]	932,043
Integer Holdings	15,667	[b]	1,387,783
iRhythm Technologies	10,899	[a,b]	807,398
LeMaitre Vascular	45,156	[a]	1,259,401
LHC Group	20,801	[b]	2,181,401
Masimo	43,387	[b]	4,790,793
Medidata Solutions	95,687	[a,b]	7,387,994
Merit Medical Systems	37,564	[a,b]	2,368,410
Neogen	45,304	[b]	2,938,417
Nevro	22,545	[b]	935,843
Novocure	68,357	[b]	2,346,012
Omnicell	65,463	[a,b]	5,055,708
Penumbra	5,351	[b]	744,966
PetIQ	104,802	[b]	3,269,821
Premier, Cl. A	184,580	[b]	7,320,443
Quidel	15,086	[b]	917,531
Select Medical Holdings	43,128	[b]	835,821

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Health Care Equipment & Services - 13.9% (continued)
Sientra	49,439	[b]	840,463
STAAR Surgical Co.	18,063	[b]	686,575
Tabula Rasa HealthCare	46,043	[a,b]	3,475,325
Tactile Systems Technology	86,279	[a,b]	4,852,331
Tandem Diabetes Care	18,586	[b]	684,337
Teladoc Health	43,613	[a,b]	2,723,632
Teleflex	16,457		4,532,587
Vapotherm	20,833		383,119
ViewRay	63,539	[b]	426,347
Vocera Communications	112,541	[b]	4,472,379
			100,169,127
Household & Personal Products - .5%
Inter Parfums	23,979		1,481,183
Medifast	6,006		891,891
USANA Health Sciences	6,538	[b]	800,120
WD-40	2,716		474,431
			3,647,625
Insurance - 1.1%
AMERISAFE	16,894		1,091,183
eHealth	33,648	[b]	1,296,121
Kemper	38,412		2,923,153
Kinsale Captial Group	38,796		2,413,499
			7,723,956
Materials - 2.2%
Balchem	27,238		2,361,535
Carpenter Technology	25,095		1,081,093
Codexis	19,707	[b]	431,977
Ferro	69,622	[b]	1,343,705
Ingevity	47,138	[b]	4,619,995
Kaiser Aluminum	11,776		1,150,868
Materion	12,700		671,576
Neenah	18,637	[a]	1,283,717
Orion Engineered Carbons	32,266		842,788
Sensient Technologies	29,689	[a]	1,907,815
			15,695,069
Media & Entertainment - 1.9%
Cable One	1,118	[a]	1,005,406
Criteo, ADR	148,534	[b]	3,460,842
Eventbrite	20,413		606,470
Glu Mobile	124,684	[b]	923,908
Gray Television	55,616	[a,b]	1,028,340
Marcus	25,336		1,075,767
New York Times, Cl. A	84,582	[a]	2,269,335

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Media & Entertainment - 1.9% (continued)
QuinStreet	134,119	[b]	2,164,681
Scholastic	28,025		1,295,035
			13,829,784
Pharmaceuticals Biotechnology & Life Sciences - 12.3%
Acceleron Pharma	18,326	[a,b]	969,995
Aclaris Therapeutics	53,117	[b]	495,050
Aerie Pharmaceuticals	36,334	[b]	1,449,363
Aldeyra Therapeutics	67,622	[b]	606,569
Amarin Corp., ADR	44,084	[b]	793,512
argenx, ADR	9,887	[b]	956,765
Array BioPharma	44,815	[b]	713,903
BioCryst Pharmaceuticals	95,816	[b]	879,591
Biohaven Pharmaceutical Holding Co.	21,225	[b]	721,438
BioSpecifics Technologies	23,599	[b]	1,448,271
Bio-Techne	25,778		4,161,085
Cambrex	34,639	[a,b]	1,656,783
CareDx	42,098	[b]	1,232,208
Clovis Oncology	20,302	[a,b]	349,397
Collegium Pharmaceutical	73,910	[a,b]	1,418,333
Emergent BioSolutions	126,335	[b]	9,202,242
Exact Sciences	24,903	[b]	1,941,936
Genomic Health	16,575	[b]	1,310,254
GW Pharmaceuticals, ADR	11,995	[b]	1,475,625
Halozyme Therapeutics	92,757	[b]	1,531,418
Horizon Pharma	114,580	[b]	2,289,308
Immunomedics	49,439	[a,b]	993,229
Insmed	39,020	[a,b]	698,848
Keryx Biopharmaceuticals	302,751	[a,b]	911,280
Krystal Biotech	27,091	[a,b]	687,570
Ligand Pharmaceuticals, Cl. B	51,624	[a,b]	8,144,718
Loxo Oncology	6,530	[a,b]	916,943
Medpace Holdings	16,886	[b]	1,045,412
MyoKardia	15,570	[b]	966,430
Myriad Genetics	55,049	[a,b]	1,774,780
Nektar Therapeutics	62,555	[a,b]	2,526,596
NeoGenomics	274,448	[b]	4,500,948
Optinose	142,079	[a,b]	1,118,161
Pacira Pharmaceuticals	43,624	[b]	2,108,348
Phibro Animal Health, Cl. A	41,194		1,396,477
PRA Health Sciences	21,802	[b]	2,545,165
Prestige Consumer Healthcare	63,496	[b]	2,464,915
Progenics Pharmaceuticals	207,861	[a,b]	1,078,799
Proteostasis Therapeutics	135,162	[b]	685,271

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 12.3% (continued)
Puma Biotechnology	44,222	[a,b]	1,027,719
Reata Pharmaceuticals	11,167	[b]	705,196
REGENXBIO	10,062	[a,b]	602,814
Repligen	49,898	[a,b]	3,226,903
SAGE Therapeutics	6,911	[a,b]	796,769
Sarepta Therapeutics	14,818	[a,b]	1,918,487
Supernus Pharmaceuticals	129,955	[a,b]	6,162,466
Veracyte	65,198	[b]	798,024
Vericel	61,704	[a,b]	1,084,756
Viking Therapeutics	189,085	[a,b]	2,134,770
			88,624,840
Real Estate - 1.6%
Americold Realty Trust	78,194	[c]	2,095,599
Innovative Industrial Properties	25,965	[c]	1,281,373
Marcus & Millichap	42,415	[b]	1,547,723
Monmouth Real Estate Investment	84,142	[c]	1,172,098
NexPoint Residential Trust	25,920	[c]	945,821
Retail Opportunity Investments	69,086	[c]	1,250,457
Terreno Realty	74,975	[c]	2,924,775
			11,217,846
Retailing - 5.0%
Aaron's	16,764		784,555
At Home Group	92,163	[b]	2,626,645
Carvana	11,326	[a,b]	490,303
Etsy	67,196	[b]	3,631,272
Express	122,931	[a,b]	767,089
Five Below	17,865	[b]	1,872,073
Hudson	53,390	[a]	1,107,842
Monro	13,879	[a]	1,128,640
NutriSystem	36,269	[a]	1,348,844
Ollie's Bargain Outlet Holdings	53,808	[b]	4,772,770
Points International	53,023	[b]	566,816
Pool	33,771	[a]	5,488,125
Shutterfly	88,380	[a,b]	4,418,116
Shutterstock	80,888	[a]	3,090,730
Stamps.com	20,692	[a,b]	3,547,850
Zumiez	37,603	[a,b]	741,531
			36,383,201
Semiconductors & Semiconductor Equipment - 3.9%
CEVA	142,403	[b]	3,701,054
Cypress Semiconductor	337,328	[a]	4,688,859
Inphi	38,373	[a,b]	1,530,699

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Semiconductors & Semiconductor Equipment - 3.9% (continued)
Integrated Device Technology	80,981	[b]	3,882,229
Monolithic Power Systems	41,859		5,528,318
ON Semiconductor	92,270	[b]	1,769,739
Semtech	128,994	[b]	6,880,540
			27,981,438
Software & Services - 14.8%
ACI Worldwide	110,987	[b]	3,205,304
Alarm.com Holdings	74,909	[a,b]	3,809,123
Alteryx, Cl. A	13,324	[a,b]	801,838
AppFolio, Cl. A	22,948	[b]	1,406,483
Aspen Technology	13,456	[b]	1,161,253
Attunity	39,761	[b]	888,658
Benefitfocus	20,947	[b]	1,049,445
Blackbaud	36,915		2,704,024
BlackLine	24,977	[b]	1,070,764
Booz Allen Hamilton Holding	18,863		967,861
Bottomline Technologies	70,565	[b]	3,886,015
CACI International, Cl. A	5,044	[b]	831,806
Carbonite	15,276	[b]	432,769
Cornerstone OnDemand	44,718	[b]	2,442,498
Descartes Systems Group	125,440	[b]	3,690,445
Ellie Mae	20,729	[a,b]	1,394,440
Envestnet	48,157	[a,b]	2,631,298
EPAM Systems	11,592	[b]	1,509,858
Euronet Worldwide	10,556	[a,b]	1,241,491
Everbridge	74,164	[b]	4,061,963
EVERTEC	36,060		985,520
Evo Payments	26,940		705,559
ExlService Holdings	37,718	[b]	2,186,135
Fair Isaac	16,419	[b]	3,261,306
FireEye	52,833	[a,b]	1,057,188
Five9	98,246	[b]	4,212,788
ForeScout Technologies	25,242	[b]	685,320
Hortonworks	31,490	[b]	506,989
HubSpot	10,741	[b]	1,493,321
j2 Global	52,188	[a]	3,851,996
Limelight Networks	198,595	[b]	653,378
LivePerson	33,215	[b]	626,767
Liveramp Holdings	22,994	[b]	1,087,616
ManTech International, Cl. A	47,617		2,680,837
MAXIMUS	48,818		3,471,936
Mimecast	10,984	[b]	408,934

Description	Shares		Value ($)
Common Stocks - 92.9% (continued)
Software & Services - 14.8% (continued)
MINDBODY, Cl. A	33,722	[a,b]	936,123
MiX Telematics, ADR	58,292		1,048,090
MongoDB	10,911	[a,b]	904,522
Nutanix, Cl. A	16,082	[a,b]	719,026
Paycom Software	27,090	[a,b]	3,596,739
Paylocity Holding	14,780	[b]	991,442
Q2 Holdings	38,919	[b]	2,112,913
QAD, Cl. A	13,230		561,349
Qualys	9,472	[b]	746,015
Rapid7	50,402	[b]	1,602,783
RealPage	13,688	[b]	706,027
RingCentral, Cl. A	8,794	[b]	729,023
SailPoint Technologies Holdings	69,993		1,821,917
SPS Commerce	10,102	[b]	860,993
Talend, ADR	22,002	[b]	764,349
Trade Desk, Cl. A	38,683	[b]	5,510,393
Twilio, Cl. A	9,124	[a,b]	862,127
Tyler Technologies	12,700	[b]	2,448,052
Ultimate Software Group	2,832	[b]	747,421
Virtusa	21,684	[b]	961,252
Wix.com	44,004	[b]	4,144,297
WNS Holdings, ADR	89,678	[b]	4,379,874
Workiva	20,148	[b]	753,737
Yext	62,291	[a,b]	904,465
Zendesk	12,294	[b]	730,632
			106,606,487
Technology Hardware & Equipment - 2.0%
CalAmp	83,768	[b]	1,482,694
Ciena	36,080	[b]	1,176,930
Cray	59,270	[a,b]	1,553,467
Electronics For Imaging	36,976	[a,b]	1,023,496
ePlus	28,569	[b]	2,335,516
Fabrinet	20,781	[b]	1,095,782
Ituran Location and Control	20,059		664,153
Knowles	106,155	[a,b]	1,617,802
Novanta	24,974	[b]	1,621,561
Pure Storage	48,397	[b]	915,187
Radware	23,897	[b]	545,091
			14,031,679
Telecommunication Services - 1.8%
Boingo Wireless	280,710	[b]	7,028,978
Intelsat	41,072	[b]	1,021,461
Iridium Communications	57,724	[b]	1,378,449

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 92.9% (continued)
Telecommunication Services - 1.8% (continued)
ORBCOMM		180,345	[a,b]	1,709,671
pdvWireless		19,109	[b]	830,095
Shenandoah Telecommunication		23,802		1,189,148
				13,157,802
Transportation - 2.1%
Allegiant Travel		18,405	[a]	2,473,816
Echo Global Logistics		107,729	[b]	2,733,085
Genesee & Wyoming, Cl. A		23,413	[b]	1,949,835
Hub Group, Cl. A		26,176	[b]	1,163,261
Marten Transport		150,385		2,929,499
SkyWest		47,423		2,735,359
Spirit Airlines		16,168	[b]	1,036,692
				15,021,547
Utilities - .2%
American States Water		23,289	[a]	1,562,226
SJW		1,800		100,872
				1,663,098
Total Common Stocks (cost $526,927,303)				670,205,295

Exchange-Traded Funds - 1.2%
Registered Investment Companies - 1.2%
iShares Russell 2000 ETF (cost $8,075,401)		54,211		8,273,683
	1-Day Yield (%)
Investment Companies - 4.2%
Registered Investment Companies - 4.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $30,442,864)	2.23	30,442,864	[d]	30,442,864

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $19,426,486)	2.19	19,426,486	[d]	19,426,486
Total Investments (cost $584,872,054)		101.0%		728,348,328
Liabilities, Less Cash and Receivables		(1.0%)		(6,913,849)
Net Assets		100.0%		721,434,479

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At November 30, 2018, the value of the fund’s securities on loan was $150,578,108 and the value of the collateral held by the fund was $155,618,590, consisting of cash collateral of $19,426,486 and U.S. Government & Agency securities valued at $136,192,104.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	26.2
Information Technology	20.7
Consumer Discretionary	16.0
Industrials	12.7
Investment Companies	8.1
Financials	5.4
Consumer Staples	3.8
Telecommunications	3.5
Materials	2.2
Real Estate	1.6
Energy	.6
Utilities	.2
101.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 5/31/18($)	Purchases($)	Sales($)	Value 11/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	100,034,832	69,591,968	30,442,864	4.2	93,999
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	42,740,154	127,932,884	151,246,552	19,426,486	2.7	-
Total	42,740,154	227,967,716	220,838,520	49,869,350	6.9	93,999

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $150,578,108)—Note 1(b):
Unaffiliated issuers	535,002,704	678,478,978
Affiliated issuers	49,869,350	49,869,350
Receivable for investment securities sold		18,748,046
Dividends and securities lending income receivable		422,850
Receivable for shares of Common Stock subscribed		97,080
Prepaid expenses		32,354
		747,648,658
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		599,671
Cash overdraft due to Custodian		51,899
Liability for securities on loan—Note 1(b)		19,426,486
Payable for investment securities purchased		4,068,319
Payable for shares of Common Stock redeemed		1,916,031
Directors fees and expenses payable		19,525
Accrued expenses		132,248
		26,214,179
Net Assets ($)		721,434,479
Composition of Net Assets ($):
Paid-in capital		479,913,811
Total distributable earnings (loss)		241,520,668
Net Assets ($)		721,434,479

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,978,570	615,523	22,585,661	696,254,725
Shares Outstanding	70,602	23,671	782,421	24,107,283
Net Asset Value Per Share ($)	28.02	26.00	28.87	28.88

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,141 foreign taxes withheld at source):
Unaffiliated issuers	2,048,030
Affiliated issuers	93,999
Income from securities lending—Note 1(b)	213,298
Total Income	2,355,327
Expenses:
Management fee—Note 3(a)	3,727,084
Professional fees	69,788
Directors’ fees and expenses—Note 3(d)	41,740
Registration fees	33,302
Custodian fees—Note 3(c)	32,562
Prospectus and shareholders’ reports	28,367
Shareholder servicing costs—Note 3(c)	10,539
Loan commitment fees—Note 2	9,887
Distribution fees—Note 3(b)	2,526
Miscellaneous	25,365
Total Expenses	3,981,160
Less—reduction in expenses due to undertaking—Note 3(a)	(667)
Less—reduction in fees due to earnings credits—Note 3(c)	(16,582)
Net Expenses	3,963,911
Investment (Loss)—Net	(1,608,584)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,395,778
Net unrealized appreciation (depreciation) on investments	(68,325,893)
Net Realized and Unrealized Gain (Loss) on Investments	(19,930,115)
Net (Decrease) in Net Assets Resulting from Operations	(21,538,699)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	[a]
Operations ($):
Investment (loss)—net	(1,608,584)	(1,550,559)
Net realized gain (loss) on investments	48,395,778	79,184,469
Net unrealized appreciation (depreciation) on investments	(68,325,893)	92,692,906
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,538,699)	170,326,816
Distributions ($):
Distributions to shareholders:
Class A	-	(145,833)
Class C	-	(20,837)
Class I	-	(707,055)
Class Y	-	(45,798,612)
Total Distributions	-	(46,672,337)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	349,615	418,471
Class C	116,561	283,807
Class I	11,303,300	9,965,797
Class Y	35,142,344	94,972,058
Distributions reinvested:
Class A	-	144,814
Class C	-	20,837
Class I	-	544,813
Class Y	-	20,017,131
Cost of shares redeemed:
Class A	(398,248)	(1,693,589)
Class C	(58,550)	(101,811)
Class I	(4,619,228)	(7,853,716)
Class Y	(116,071,540)	(63,029,846)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(74,235,746)	53,688,766
Total Increase (Decrease) in Net Assets	(95,774,445)	177,343,245
Net Assets ($):
Beginning of Period	817,208,924	639,865,679
End of Period	721,434,479	817,208,924

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	[a]
Capital Share Transactions (Shares):
Class A
Shares sold	11,437	15,405
Shares issued for distributions reinvested	-	5,506
Shares redeemed	(13,064)	(63,550)
Net Increase (Decrease) in Shares Outstanding	(1,627)	(42,639)
Class C
Shares sold	4,084	10,996
Shares issued for distributions reinvested	-	848
Shares redeemed	(2,193)	(4,036)
Net Increase (Decrease) in Shares Outstanding	1,891	7,808
Class Ib
Shares sold	377,057	359,170
Shares issued for distributions reinvested	-	20,171
Shares redeemed	(150,119)	(292,732)
Net Increase (Decrease) in Shares Outstanding	226,938	86,609
Class Yb
Shares sold	1,139,111	3,476,270
Shares issued for distributions reinvested	-	740,826
Shares redeemed	(3,834,387)	(2,297,809)
Net Increase (Decrease) in Shares Outstanding	(2,695,276)	1,919,287

[a] Distributions to shareholders include $145,833 Class A, $20,837 Class C, $707,055 Class I and $45,798,612 Class Y of distributions from net realized gains.

[b] During the period ended November 30, 2018, 354,170 Class Y shares representing $10,593,567 were exchanged for 354,355 Class I shares and during the period ended May 31, 2018, 319,870 Class Y shares representing $9,092,950 were exchanged for 319,953 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2018		Year Ended May 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	28.94	24.54	20.41	24.84	23.55	22.16
Investment Operations:
Investment (loss)—net[a]	(.11)	(.15)	(.13)	(.15)	(.17)	(.19)
Net realized and unrealized gain (loss) on investments	(.81)	6.36	4.26	(2.76)	3.42	2.90
Total from Investment Operations	(.92)	6.21	4.13	(2.91)	3.25	2.71
Distributions:
Dividends from net realized gain on investments	-	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	28.02	28.94	24.54	20.41	24.84	23.55
Total Return (%)[b]	(3.18)[c]	26.05	20.24	(11.99)	14.30	11.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[d]	1.29	1.28	1.29	1.32	1.38
Ratio of net expenses to average net assets	1.30[d]	1.28	1.28	1.29	1.30	1.30
Ratio of net investment (loss) to average net assets	(.72)[d]	(.56)	(.60)	(.66)	(.71)	(.75)
Portfolio Turnover Rate	55.71[c]	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	1,979	2,090	2,819	3,716	4,834	4,742

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2018		Year Ended May 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	26.95	23.13	19.39	23.85	22.85	21.70
Investment Operations:
Investment (loss)—net[a]	(.21)	(.33)	(.31)	(.30)	(.35)	(.36)
Net realized and unrealized gain (loss) on investments	(.74)	5.96	4.05	(2.64)	3.31	2.83
Total from Investment Operations	(.95)	5.63	3.74	(2.94)	2.96	2.47
Distributions:
Dividends from net realized gain on investments	-	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	26.00	26.95	23.13	19.39	23.85	22.85
Total Return (%)[b]	(3.52)[c]	25.11	19.29	(12.67)	13.49	10.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19[d]	2.23	2.27	2.39	2.34	2.34
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.03
Ratio of net investment (loss) to average net assets	(1.48)[d]	(1.37)	(1.39)	(1.42)	(1.48)	(1.48)
Portfolio Turnover Rate	55.71[c]	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	616	587	323	253	268	430

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2018		Year Ended May 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	29.76	25.12	20.84	25.25	23.83	22.35
Investment Operations:
Investment (loss)—net[a]	(.06)	(.07)	(.08)	(.08)	(.10)	(.12)
Net realized and unrealized gain (loss) on investments	(.83)	6.52	4.36	(2.81)	3.48	2.92
Total from Investment Operations	(.89)	6.45	4.28	(2.89)	3.38	2.80
Distributions:
Dividends from net realized gain on investments	-	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	28.87	29.76	25.12	20.84	25.25	23.83
Total Return (%)	(2.99)[b]	26.42	20.54	(11.71)	14.69	12.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	.99	1.03	.98	.97	.98
Ratio of net expenses to average net assets	1.01[c]	.98	1.01	.98	.97	.98
Ratio of net investment (loss) to average net assets	(.43)[c]	(.26)	(.33)	(.35)	(.53)	(.45)
Portfolio Turnover Rate	55.71[b]	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	22,586	16,532	11,777	19,373	23,882	453,865

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2018		Year Ended May 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	29.77	25.12	20.83	25.23	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.06)	(.06)	(.07)	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	(.83)	6.52	4.36	(2.81)	3.47	2.09
Total from Investment Operations	(.89)	6.46	4.29	(2.88)	3.38	2.07
Distributions:
Dividends from net realized gain on investments	-	(1.81)	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	28.88	29.77	25.12	20.83	25.23	23.81
Total Return (%)	(2.99)[c]	26.46	20.60	(11.68)	14.66	8.68[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.95	.96	.96	.97	1.16[d]
Ratio of net expenses to average net assets	.95[d]	.94	.96	.96	.97	1.04[d]
Ratio of net investment (loss) to average net assets	(.38)[d]	(.21)	(.28)	(.33)	(.36)	(.08)[d]
Portfolio Turnover Rate	55.71[c]	95.50	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	696,255	798,000	624,947	531,507	592,655	973

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Henderson Geneva Capital Management Ltd. (“Henderson”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

Effective November 7, 2018, Dreyfus assumed the portfolio allocation management responsibilities of the fund, of which replacing EACM Advisors LLC (“EACM”).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2018 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	670,205,295	-	-	670,205,295
Exchange-Traded Funds	8,273,683	-	-	8,273,683
Investment Company	49,869,350	-	-	49,869,350

† See Statement of Investments for additional detailed categorizations.

At November 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2018, The Bank of New York Mellon earned $37,329 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2018, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2018 was as follows: ordinary income $4,100,032 and long-term capital gains $42,572,305.. The tax character of current year distributions will be determined at the end of the current fiscal year.

(e) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in an $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2018 through September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2019, Dreyfus may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $667 during the period ended November 30, 2018.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual .10% of the value of the fund’s average daily net assets. Effective November 7, 2018, The Portfolio Allocation Agreement between Dreyfus and EACM was terminated. Dreyfus assumed the portfolio allocation management responsibilities of EACM.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Henderson, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2018, the Distributor retained $1,617 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2018, Class C shares were charged $2,526 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2018, Class A and Class C shares were charged $2,722 and $842, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2018, the fund was charged $2,898 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2018, the fund was charged $32,562 pursuant to the custody agreement. These fees were partially offset by earnings credits of $16,582.

During the period ended November 30, 2018, the fund was charged $11,674 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $548,896, Distribution Plan fees $388, Shareholder Services Plan fees $534, custodian fees $39,480, Chief Compliance Officer fees $9,624 and transfer agency fees $1,001, which are offset against an expense reimbursement currently in effect in the amount of $252.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2018, amounted to $440,479,029 and $538,613,016, respectively.

At November 30, 2018, accumulated net unrealized appreciation on investments was $143,476,274, consisting of $177,328,100 gross unrealized appreciation and $33,851,826 gross unrealized depreciation.

At November 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered and approved an amended Management Agreement (the “Amended Management Agreement”), pursuant to which Dreyfus provides the fund with investment advisory and administrative services. Representatives of Dreyfus advised that he Bank of New York Mellon Corporation, the parent company of EACM Advisors LLC (“EACM”) intended to terminate the existence of EACM, and, accordingly, fund management proposed that the Board terminate the portfolio allocation management agreement between EACM and Dreyfus. Fund management explained that the proposed Amended Management Agreement would include, among other provisions, (i) perform initial due diligence on prospective sub-investment advisers to the Series, (ii) recommend sub-investment advisers for the Series and determine the portion of the Series’ assets to be managed by each sub-investment adviser, (iii) monitor and evaluate the performance of any sub-investment adviser selected to manage the Series’ assets and (iv) determine and, in your discretion, adjust the allocation of the assets of the Series among, if applicable, the sub-investment advisers selected to manage such Series’ assets. The Board also considered and approved each of Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Amended Management Agreement, the “Agreements”) with each of EAM Investors, LLC, Geneva Capital Management LLC, Nicholas Investment Partners, L.P., Granite Investment Partners, LLC, Rice Hall James & Associates, LLC and Redwood Investments, LLC (each, a “Subadviser” and collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments.

The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory, evaluation and other responsibilities in respect of the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadvisers the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the two- and four-year periods when it was above the median, and below the Performance Universe medians for all periods except for the one-year and two- year periods when it was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was approximately equal to the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and 0.98% of the fund’s average daily net assets, respectively.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadvisers or their affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by each Subadviser and Dreyfus. The Board also took into consideration that each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadvisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadvisers are adequate and appropriate.

• The Board was somewhat concerned about the fund’s relative performance in certain periods.

• The Board concluded that the fees paid to Dreyfus and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, and the Subadvisers, of Dreyfus and the Subadvisers and the services provided to the fund by Dreyfus and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

For More Information

Dreyfus Select Managers Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisers

Henderson Geneva Capital
Management Ltd.
100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC

2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC

2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245
Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Redwood Investments, LLC

One Gateway Center, Suite 802
Newton, MA 02458

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6289SA1118

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak
            Bradley J. Skaypak

            President

Date:   January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:   January 25, 2019

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)